ACCRUED EXPENSES AND OTHER CURRENT LIABILITIES (Details) - USD ($) $ in Thousands	Dec. 31, 2020	Dec. 31, 2019
ACCRUED EXPENSES AND OTHER CURRENT LIABILITIES
Accrued sales rebates	$ 15,511	$ 6,520
Accrued product warranties	2,705	2,663
Accrued incentives	11,244	2,448
Accrued vacation	3,805	2,425
Accrued payroll	6,098	2,334
Deferred offering costs	1,040
Accrued third-party services	2,172	1,556
Other	8,031	4,287
Total accrued expenses and other current liabilities	$ 50,606	$ 22,233